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                                                                  EXHIBIT 23.3

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement (Form S-8) dated April 4, 1997, of our report dated March 12, 1996, related to the financial statements of Informed Access Systems, Inc. as of December 31, 1995 and 1994, and after the three year period ended December 31, 1995.


                                                       /s/ Arthur Andersen LLP

                                                           ARTHUR ANDERSEN LLP

Denver, Colorado
  April 4, 1997